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                                                                    Exhibit 10.3

                           ALCO STANDARD CORPORATION

                               ANNUAL BONUS PLAN
                           Effective October 1, 1994


     1.  Purpose of the Plan.  The Alco Standard Corporation Annual Bonus Plan
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(the "Plan") is intended to provide a method for attracting and retaining employees of Alco Standard Corporation ("Alco") and participating subsidiaries (collectively, the "Company"), to encourage these individuals to remain with the Company and to devote their best efforts to its affairs and to recognize employees for their contributions to the overall success of the Company.

     2.  Administration of the Plan.  The Plan shall be administered by a
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committee (the "Committee") appointed by the Board of Directors of Alco, consisting of two or more "outside directors" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and regulations thereunder (the "Code")). The Committee is authorized to interpret the Plan and from time to time may adopt such rules, regulations and guidelines consistent with the provisions of the Plan as it may deem advisable to carry out the Plan. The Committee's interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its shareholders and any person receiving an award under the Plan.

     3.  Eligibility.  Key employees of the Company are eligible to be granted
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awards under the Plan.

     4.  Determinations of Bonuses.  The Committee shall have full power and
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authority to (i) designate those key employees who may be eligible for bonuses under the Plan for a fiscal year; (ii) determine performance objectives which must be satisfied as a condition to earning a bonus under the Plan for a fiscal year (which objectives may differ as among employees or classes of employees);
(iii) determine the types of bonuses to be paid under the Plan for a fiscal year; (iv) determine the extent to which performance objectives applicable to a given bonus have been achieved; (v) determine the amounts of bonuses (which may differ among employees or classes of employees) and (vi) determine the form and time of payment of bonuses.

     5.  Section 162(m) Conditions.
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         (a) Performance Goals.  In the case of any employee whose compensation
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is or, in the opinion of the Committee, is potentially subject to the compensation deduction
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limits of section 162(m) of the Code ("section 162(m)") for a fiscal year, the
Committee shall establish, in writing, with respect to each fiscal year beginning with the 1995 fiscal year (i) objective performance goals and the appropriate weighting of such goals based upon the Company's net income, cash flow and/or total shareholder return, (ii) performance targets or range of targets to measure satisfaction in whole or in part of such performance goals or combination of goals and (iii) a bonus opportunity target percentage of such employee's annual base compensation which will be used to establish the amount of bonus to be paid to such employee depending upon the degree of satisfaction of the performance goals.

         (b) Payment of Awards.  A cash bonus shall be paid under the Plan for a
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fiscal year to an employee whose compensation is or, in the opinion of the
Committee, is potentially subject to section 162(m) if and only if the performance goal or combination of performance goals established by the Committee with respect to such employee have been attained (based upon the degree of satisfaction of the performance target or range of targets). Bonuses paid pursuant to this section shall not exceed 100% of such employee's annual base compensation for such fiscal year.

         (c) Certification.  No payment shall be made to an employee until the
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Committee shall certify, in writing, that the applicable performance goals have been attained.

     6.  Payments in Event of Termination.  In the event an employee terminates
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employment with the Company for any reason, including death, disability and retirement, prior to the date of payment of a bonus award, the Committee may, in its sole discretion, pay to such employee or such employee's beneficiary, as the case may be, a bonus award. The amount of the bonus award, if any, will be at the sole discretion of the Committee.

     7.  Prohibition Against Assignment or Encumbrance.  The Plan, and the
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rights, interests and benefits hereunder, shall not be assigned, transferred, pledged, sold, conveyed, or encumbered in any way by an employee, and shall not be subject to execution, attachment or similar process.

     8.  Nature of the Plan.  The Plan shall constitute an unfunded, unsecured
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obligation of the Company to make bonus payments in accordance with the provisions of the Plan. The establishment of the Plan shall not be deemed to create a trust and the Company shall not be required to establish any special or separate fund or to segregate any assets to assure the payment of any award under the Plan. The rights of a participant to receive benefits under the Plan shall be only those of a general unsecured creditor.

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     9.  Employment Relationship.  No employee or other person shall have any
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claim or right to be granted an award under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or affect in any way the right of the Company to terminate an employee's employment at any time.

     10.  Withholding.  The Company shall have the right to deduct from all
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awards paid hereunder an amount equal to all federal, state and local taxes required by law to be withheld with respect to such award.

     11.  Expenses.  The costs and expenses of administering the Plan shall be
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borne by the Company.

     12.  Termination and Amendment of Plan.  The Committee shall have the
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right, without the necessity of shareholder or employee approval, to alter, amend or terminate the Plan at any time; provided, however, that no such action shall adversely affect any rights or obligations under awards previously made under the Plan.

     13.  Adjustments to Performance Factors.  If any performance goal,
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criterion or target for any year shall have been affected by special factors
(including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) which in the Committee's judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust such goal, criterion or target, as the case may be, for such year (and subsequent years as appropriate), or any combination of them, and make credits, payments and reductions accordingly under the Plan; provided, however, that the Committee shall not have the authority to make any such adjustments with respect to awards paid to any participant who is at such time an employee whose compensation is or, in the opinion of the Committee, is potentially subject to the compensation deduction limits of section 162(m).

     14.  Rights of Company.  Nothing contained in the Plan shall prevent the
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Company or any subsidiary from adopting or continuing in effect other compensation arrangements, which arrangements may be either generally applicable or applicable only in specific cases.

     15.  Applicable Law.  The Plan and all rights hereunder shall be governed
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by and construed in accordance with the laws of the Commonwealth of
Pennsylvania.

     16.  Effective Date.  The Plan shall be effective as of October 1, 1994,
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subject to approval by the shareholders of Alco.

                                                ALCO STANDARD CORPORATION

                                                By: /s/ Hugh G. Moulton
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                                                   Hugh G. Moulton
                                                   Executive Vice President

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